UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09067

Kirr, Marbach Partners Funds, Inc.
 (Exact name of registrant as specified in charter)

621 Washington Street, Columbus, IN 47201
 (Address of principal executive offices) (Zip code)

Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, IN 47201
 (Name and address of agent for service)

(812) 376-9444
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2016

Date of reporting period:  September 30, 2016

Item 1. Report to Stockholders.

Kirr, Marbach Partners
Value Fund

Annual Report

www•kmpartnersfunds•com	September 30, 2016

KIRR, MARBACH PARTNERS

VALUE FUND

“Sitting on a sofa on a Sunday afternoon.  Going to the candidates’ debate.  Laugh about it; shout about it when you’ve got to choose.  Every way you look at this you lose.”

– ”Mrs. Robinson” – Simon & Garfunkel (1968)

November 16, 2016

Dear Fellow Shareholders:

We are pleased to report Value Fund performed well in the September 30, 2016 quarter, posting both strong absolute and relative performance.  Fortunately, the “Brexit” shock at the end of the June 30, 2016 quarter proved to be short-lived.  Stocks owned in Value Fund tend to have less trading “liquidity” than the mega-capitalization stocks.  When bouts of panic selling set in, over the short-term the prices of our stocks (but not the long-term value of the underlying businesses) tend to be negatively impacted more on a relative basis.  With the return of relative calm, prices recovered.

The past twelve months were extremely tumultuous for investors.  “Active” managers struggled with performance.  Unfortunately, we are among this group.  Still, we think there are reasons to remain optimistic.  First, we’re still able to find good companies with stocks we believe are cheap.  Second, with all of the uncertainty surrounding the economic impact of Brexit, we expected central banks around the globe to keep interest rates low for many months to come, a positive for stocks and favoring stocks vs. bonds.  Third, investor sentiment (even before Brexit) continues to be very pessimistic.  Finally, while the U.S. certainly has plenty of warts, given the troubles popping up around the globe, we believe the U.S. stock market could be the “best house on the world’s block.”  If this is the case, more funds could seek shelter here.

We understand we have a long way to go to make-up our performance shortfall over the past two and a half years and think we’re up to the task.

The U.S. economy continues to “muddle through” with weak capital spending and mediocre growth, but we don’t think there is a recession on the horizon.  With the labor market still healthy and energy prices and inflation ticking higher, the Federal Reserve has signaled it intends to resume raising short-term interest rates, probably in December.  Finally, the election will continue to be at the forefront of investors’ minds.  As you can see from the lyrics at the top, extreme cynicism about presidential elections is nothing new!

Periods ending	Value Fund(1)	Russell 3000(2)	S&P 500(3)
September 30, 2016(4)	Total Return	Index	Index
Three-months	9.84%	4.40%	3.85%
Six-months	4.81%	7.14%	6.40%
One-year	6.29%	14.96%	15.43%
Two-years	0.88%	6.96%	7.11%
Three-years	2.86%	10.44%	11.16%
Five-years	14.04%	16.36%	16.37%
Ten-years	5.64%	7.37%	7.24%
Since Inception (December 31, 1998)	7.07%	5.67%	5.22%

The Fund’s Gross Expense Ratio and Net Expense Ratio were 1.47% and 1.46%, respectively, according to the Prospectus dated January 28, 2016.  Until February 28, 2017, the Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Expense Cap does not exceed 1.45% of its average net assets, excluding Acquired Fund Fees and Expenses.  Investment performance reflects previous fee waivers in effect.  In the absence of such waivers, total return would be reduced.

KIRR, MARBACH PARTNERS

VALUE FUND

Performance data quoted represents past performance; past performance is no guarantee of future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-800-870-8039.  The fund imposes a 1.00% redemption fee on shares held less than 30 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.

(1)
The performance data quoted assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. This Index cannot be invested in directly.

(3)	The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

(4)	One-year, Two-years, Three-years, Five-years, Ten-years and Since Inception returns are Average Annualized Returns.

Percent Change in Top Ten Holdings from Book Cost (as of 9/30/2016)

1.	Alliance Data Systems Corp.	+168.4%	6.	Alere, Inc.	+47.5%
2.	Tessera Technologies Inc.	+101.6%	7.	Cognizant Technology Solutions Corp.	+350.8%
3.	LyondellBasell Industries NV	+257.3%	8.	American International Group, Inc.	+61.6%
4.	NCR Corporation	+97.4%	9.	AutoZone, Inc.	+ 534.2%
5.	Canadian Pacific Railway LTD	+350.9%	10.	Dollar Tree, Inc.	+646.6%

Performance quoted represents past performance and is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Summary

We thank you for the opportunity to manage your precious assets.  We’re invested alongside you and are working hard each day to make-up lost ground.

Regards,

Mark D. Foster, CFA	Mickey Kim, CFA
President	Vice-President, Treasurer and Secretary

Value Fund invests in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods.  Value Fund may also invest in small- and medium-capitalization companies, which tend to have more limited liquidity and greater price volatility than large-capitalization companies.

Past performance is not a guarantee of future results.

KIRR, MARBACH PARTNERS

VALUE FUND

Please refer to the Schedule of Investments for complete fund holdings information.

The information provided herein represents the opinion of Value Fund’s investment adviser and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

This material must be preceded or accompanied by a current Prospectus.

Quasar Distributors, LLC is the Distributor for Value Fund.

For further information about Value Fund and/or an account application, please call Matt Kirr at Value Fund at (812) 376-9444 or (800) 808-9444 or write to Value Fund at 621 Washington Street, Columbus, IN  47202-1729.

KIRR, MARBACH PARTNERS

VALUE FUND

Value of $10,000 Investment (Unaudited)

This chart assumes an initial investment of $10,000. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed maybe worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Rate of Return (%)

	One Year Ended	Five Years Ended	Ten Years Ended	Since Inception* to
	September 30, 2016	September 30, 2016	September 30, 2016	September 30, 2016
Kirr Marbach Partners Value Fund	6.29%	14.04%	5.64%	7.07%
Russell 3000 Index**	14.96%	16.36%	7.37%	5.67%
S&P 500 Index***	15.43%	16.37%	7.24%	5.22%

*	December 31, 1998
**	The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. This Index cannot be invested in directly.
***
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

KIRR, MARBACH PARTNERS

VALUE FUND

Expense Example – September 30, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 – September 30, 2016).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 1.00% of the net amount of the redemption if you redeem your shares within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period
	4/1/16	9/30/16	4/1/16 – 9/30/16(1)
Actual	$1,000.00	$1,048.10	$7.42
Hypothetical (5% return before expenses)	1,000.00	1,017.75	7.31

(1)
Expenses are equal to the Fund’s annualized expense ratio after reimbursement of 1.45% multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.  The annualized expense ratio prior to reimbursement was 1.49%.

KIRR, MARBACH PARTNERS

VALUE FUND

Allocation of Portfolio Net Assets
September 30, 2016

Top Ten Equity Holdings
as of September 30, 2016
(% of net assets)

Alliance Data Systems Corp.	4.1%
Tessera Technologies, Inc.	3.8%
LyondellBasell Industries NV – Class A	3.7%
NCR Corp.	3.7%
Canadian Pacific Railway Ltd.	3.5%
Alere, Inc.	3.5%
Cognizant Technology Solutions Corp. – Class A	3.4%
American International Group, Inc.	3.4%
AutoZone, Inc.	3.2%
Dollar Tree, Inc.	3.1%

KIRR, MARBACH PARTNERS

VALUE FUND

Schedule of Investments
September 30, 2016

Number
of Shares		Value

	COMMON STOCKS – 99.2%

	Basic Materials – 6.5%
32,175	Innospec, Inc.	$1,956,562
32,397	LyondellBasell
	Industries NV – Class A	2,613,142
		4,569,704

	Communications – 13.7%
13,500	Alliance Data Systems Corp.*	2,896,155
74,630	ARRIS International plc*	2,114,268
4,075	Liberty Broadband Corp. – Class A*	285,902
10,835	Liberty Broadband Corp. – Class C*	774,486
16,700	Liberty SiriusXM Group – Class A*	567,466
33,600	Liberty SiriusXM Group – Class C*	1,122,576
33,975	NeuStar, Inc. – Class A*	903,395
25,630	Tribune Co.	936,007
		9,600,255

	Consumer Cyclical – 17.6%
8,865	Advance Auto Parts, Inc.	1,321,949
46,825	American Airlines Group, Inc.	1,714,263
2,885	AutoZone, Inc.*	2,216,661
27,795	Dollar Tree, Inc.*	2,193,859
71,140	Extended Stay America, Inc.	1,010,188
101,505	Interval Leisure Group, Inc.	1,742,841
28,905	Motorcar Parts of America, Inc.*	831,886
18,325	Visteon Corp.	1,313,170
		12,344,817

	Consumer Non Cyclical – 10.6%
56,480	Alere, Inc.*	2,442,195
8,515	Allergan plc*	1,961,090
18,545	Express Scripts Holding Co.*	1,307,979
13,515	Zimmer Biomet Holdings, Inc.*	1,757,220
		7,468,484

	Financial – 15.3%
39,925	American International Group, Inc.	2,369,149
16,265	Aon plc	1,829,650
42,590	Colliers International Group, Inc.	1,791,761
1,976	Markel Corp.*	1,835,250
47,730	Synchrony Financial	1,336,440
54,455	Voya Financial, Inc.	1,569,393
		10,731,643

	Industrial – 22.3%
52,447	Babcock & Wilcox Enterprises, Inc.*	865,376
49,155	BWX Technologies, Inc.	1,886,077
16,163	Canadian Pacific Railway Ltd.	2,468,090
33,460	EMCOR Group, Inc.	1,994,885
95,595	Gentex Corp.	1,678,648
40,915	KLX, Inc.*	1,440,208
57,630	MasTec, Inc.*	1,713,916
18,875	Orbital ATK, Inc.	1,438,841
18,858	WABCO Holdings, Inc.*	2,140,949
		15,626,990

	Technology – 13.2%
50,000	Cognizant Technology
	Solutions Corp. – Class A*	2,385,500
22,535	CSRA, Inc.	606,191
81,064	NCR Corp.*	2,609,450
33,950	NetScout Systems, Inc.*	993,038
69,190	Tessera Technologies, Inc.	2,659,664
		9,253,843
	TOTAL COMMON STOCKS
	(Cost $43,738,031)	69,595,736

	SHORT-TERM INVESTMENT – 0.9%
651,418	Fidelity Institutional Government
	Portfolio – Class I, 0.26%**
	(Cost $651,418)	651,418
	Total Investments
	(Cost $44,389,449) – 100.1%	70,247,154
	Other Assets and
	Liabilities, Net (0.1)%	(81,155)
	TOTAL NET ASSETS – 100.0%	$70,165,999

*	Non-income producing security.
**	Rate in effect as of September 30, 2016.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Assets and Liabilities
September 30, 2016

ASSETS:
Investments, at current value
(cost $44,389,449)	$70,247,154
Prepaid expenses	13,222
Dividends receivable	11,265
Receivable for Fund shares sold	5,080
Interest receivable	380
Total Assets	70,277,101

LIABILITIES:
Payable to Adviser	54,068
Accrued expenses	49,843
Accrued distribution fees	7,191
Total Liabilities	111,102

NET ASSETS	$70,165,999

NET ASSETS CONSIST OF:
Capital Stock	$40,685,612
Undistributed net investment income	421,960
Undistributed net realized gain on investments	3,200,688
Net unrealized appreciation on investments	25,857,739
Total Net Assets	$70,165,999

Shares outstanding (500,000,000 shares
of $0.01 par value authorized)	3,097,880

Net asset value and offering price per share(1)	$22.65

(1)	A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase.

Statement of Operations
Year Ended September 30, 2016

INVESTMENT INCOME:
Dividend income
(net of withholding of $6,741)	$1,506,704
Interest income	5,384
Total Investment Income	1,512,088

EXPENSES:
Investment Adviser fees	690,310
Distribution fees	64,638
Legal fees	63,226
Administration fees	42,530
Transfer agent fees	41,678
Federal & state registration fees	27,666
Fund accounting fees	26,866
Audit fees	22,194
Postage & printing fees	15,792
Custody fees	14,282
Directors fees	12,008
Other	8,822
Total expenses before reimbursement	1,030,012
Less: Reimbursement from Investment Adviser	(29,062)
Net Expenses	1,000,950

NET INVESTMENT INCOME	511,138

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	5,735,189
Net change in unrealized appreciation
on investments	(1,968,885)

Net realized and unrealized
gain on investments	3,766,304

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$4,277,442

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
OPERATIONS:
Net investment income (loss)	$511,138	$(521,341)
Net realized gain on investments	5,735,189	4,595,921
Net change in unrealized appreciation on investments	(1,968,885)	(7,055,677)
Net increase (decrease) in net assets resulting from operations	4,277,442	(2,981,097)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,929,954	6,518,087
Proceeds from reinvestment of distributions	228,591	—
Payments for shares redeemed	(7,064,214)	(7,168,705)
Redemption fees	2	78
Net decrease in net assets resulting from capital share transactions	(3,905,667)	(650,540)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gains	(236,748)	—
Total distributions to shareholders	(236,748)	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	135,027	(3,631,637)

NET ASSETS:
Beginning of period	70,030,972	73,662,609
End of period (including undistributed net investment income (loss) of
$421,960 and ($343,536), respectively)	$70,165,999	$70,030,972

CHANGES IN SHARES OUTSTANDING:
Shares sold	139,070	287,827
Shares issued to holders in reinvestment of dividends	10,278	—
Shares redeemed	(327,362)	(310,204)
Net decrease in shares outstanding	(178,014)	(22,377)

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the period.
	Year Ended September 30,
	2016	2015	2014	2013	2012
PER SHARE DATA:

Net asset value, beginning of period	$21.38	$22.33	$20.88	$16.12	$11.78

Investment operations:
Net investment income (loss)	0.16	(0.16)	(0.19)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	1.18	(0.79)	1.64	4.82	4.41
Total from investment operations	1.34	(0.95)	1.45	4.76	4.34

Less distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net capital gains	(0.07)	—	—	—	—
Total distributions	(0.07)	—	—	—	—

Paid in capital from redemption fees	— (1)	— (1)	— (1)	— (1)	— (1)

Net asset value, end of period	$22.65	$21.38	$22.33	$20.88	$16.12

TOTAL RETURN	6.29%	(4.25)%	6.94%	29.53%	36.84%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$70.2	$70.0	$73.7	$66.6	$48.4
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.49%	1.46%	1.45%	1.54%	1.66%
After expense reimbursement/recoupment	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement/recoupment	0.70%	(0.69)%	(0.85)%	(0.45)%	(0.63)%
After expense reimbursement/recoupment	0.74%	(0.68)%	(0.85)%	(0.36)%	(0.42)%
Portfolio turnover rate	23%	21%	11%	21%	14%

(1)	Less than $0.01 per share.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements
September 30, 2016

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Kirr, Marbach Partners Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on September 23, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Codification Topic 946 “Financial Services – Investment Companies.” The one series presently authorized is the Kirr, Marbach Partners Value Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital growth. The Fund commenced operations on December 31, 1998.

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a)
Investment Valuation – Securities listed on the Nasdaq National Market are valued at the Nasdaq Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where the security is primarily traded. Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors. Foreign securities have been issued by foreign private issuers registered on United States exchanges in accordance with Section 12 of the Securities Exchange Act of 1934.  Debt securities, including short-term debt instruments having maturities less than 60 days, are valued at the mean between the bid and asked prices as reported by an approved pricing service.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the following three broad categories:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directlyor indirectly.  These inputs may include quoted prices for the identical instruments on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2016

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$69,595,736	$—	$—	$69,595,736
Short-Term Investment	651,418	—	—	651,418
Total Investments	$70,247,154	$—	$—	$70,247,154

Refer to the Schedule of Investments for industry classifications. Transfers between levels are recognized at the end of the reporting period. During the year ended September 30, 2016, the Fund recognized no transfers between levels.  The Fund did not invest in any Level 3 investments during the year.

b)
Federal Income Taxes – A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended September 30, 2016, or for any other tax years which are open for exam. As of September 30, 2016, open tax years include the tax years ended September 30, 2013 through 2016. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2016, the Fund did not incur any interest or penalties.

c)	Income and Expenses – The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

d)
Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. All short term capital gains are included in ordinary income for tax purposes.

e)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)
Repurchase Agreements – The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2016

g)
Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended September 30, 2016 the Fund increased undistributed net investment income by $254,358, increased undistributed realized gain by $111 and decreased capital stock by $254,469.

h)
Subsequent Events – Management has evaluated Fund related events and transactions that occurred subsequent to September 30, 2016, through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

2. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended September 30, 2016, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$15,380,501	$16,390,694

At September 30, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$44,384,798
Gross unrealized appreciation	$28,154,267
Gross unrealized depreciation	$(2,291,877)
Net unrealized appreciation	$25,862,390
Undistributed ordinary income	—
Undistributed long-term capital gain	3,872,046
Total distributable earnings	3,872,046
Other accumulated losses	$(254,049)
Total accumulated earnings	$29,480,387

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2016

As of September 30, 2016, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended September 30, 2016, the Fund deferred on a tax-basis, late year ordinary losses of $254,049.

The tax character of distributions paid during the year ended September 30, 2016, were as follows:

Long Term Capital Gains
$236,748

The Fund paid no distributions during the year ended September 30, 2015.

3. AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the “Investment Adviser”). Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund’s daily net assets.

The Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.45% of its average daily net assets until February 28, 2017. The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 28, 2017. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.45%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Waived/reimbursed fees and expenses subject to potential recovery by year of expiration are as follows.

Year of Expiration	Amount
9/30/2017	$—
9/30/2018	5,165
9/30/2019	29,062
Total	$34,227

As of September 30, 2016, it was possible, but not probable, those amounts would be recovered by the Investment Adviser. At the end of each fiscal year in the future, the Fund will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Fund’s shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to pay the Distributor and certain financial intermediaries who assist in distributing

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2016

the Fund shares or who provided shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of the Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses. During the year ended September 30, 2016, the Fund incurred expenses of $64,638 pursuant to the 12b-1 Plan.

U.S Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

The Fund imposes a 1% redemption fee on shares held 30 days or less. For the years end September 30, 2016 and the year ended September 30, 2015, the Fund collected $2 and $78, respectively, in redemption fees.

KIRR, MARBACH PARTNERS

VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
Kirr, Marbach Partners Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Kirr, Marbach Partners Value Fund (the “Fund”), a series of Kirr, Marbach Partners Funds, Inc., as of September 30, 2016 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kirr, Marbach Partners Value Fund, as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 28, 2016

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information
September 30, 2016 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund will post its complete schedule of portfolio holdings as of the end of its last completed fiscal quarter as part of its quarterly shareholder update on the Fund’s website on or soon after the 14th day after the end of each fiscal quarter.

AVAILABILITY OF PROXY VOTING INFORMATION

Both a description of the Fund’s Proxy Voting Policies and Procedures and information about the Fund’s proxy voting record will be available (1) without charge, upon request, by calling 1-800-870-8039, and (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended September 30, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 0% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2016, was 0% for the Fund.

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information (Continued)
September 30, 2016 (Unaudited)

	Position	Term of Office	Principal Occupation	Other	Number of
Name, Address	with the	and Length	During Past	Directorships	Funds Overseen
and Age	Corporation	of Time Served	Five Years	Held	in Complex

INTERESTED DIRECTORS

Mark D. Foster*	Director,	Indefinite term	Chief Investment	None	1
Born 1958	Chairman	since 1998	Officer, Kirr, Marbach &
	and		Company, LLC
President

Mickey Kim*	Director,	Indefinite term	Chief Compliance	None	1
Born 1958	Vice	since 1998	Officer and
	President,		Chief Operating
	Secretary,		Officer, Kirr,
	Treasurer,		Marbach &
	and Chief		Company, LLC
Compliance
Officer

DIS-INTERESTED DIRECTORS

Jeffrey N. Brown*	Director	Indefinite term	President, Home News	None	1
Born 1959		since 1998	Enterprises

Mark E. Chesnut*	Director	Indefinite term	Retired, Formerly	None	1
Born 1947		since 1998	Vice-President,
Cummins Engine
Company

John F.	Director	Indefinite term	Retired, Formerly	None	1
Dorenbusch*		since 1998	President,
Born 1938			Irwin Management
Company and
Tipton Lakes
Company

*	The address for all directors is Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, Indiana 47201

(This Page Intentionally Left Blank.)

Directors
Mark D. Foster, CFA
Mickey Kim, CFA
Jeffrey N. Brown
Mark E. Chesnut
John F. Dorenbusch

Principal Officers
Mark D. Foster, CFA, President
Mickey Kim, CFA, Vice President, Treasurer and Secretary

Investment Adviser
Kirr, Marbach & Company, LLC
621 Washington Street
Columbus, IN 47201

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

Administrator,
Transfer Agent and
Dividend – Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s directors and is available without charge upon request by calling 1-800-808-9444.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-800-808-9444.  A description of the
Fund’s proxy voting policies and procedures is available on the Fund’s website, www.kmpartnersfunds.com, or on the SEC’s website, at
www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, is available without charge upon request by calling 1-800-808-9444 or on the SEC’s website, at www.sec.gov.

Annual Report

September 30, 2016

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended September 30, 2016 and September 30, 2015, the Fund’s principal accountant was Tait Weller. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2016	FYE 09/30/2015
Audit Fees	$19,000	$18,500
Audit-Related Fees
Tax Fees	$3,200	$ 3,100
All Other Fees

The registrant’s Audit Committee Charter provides that the Audit Committee of the registrant approve, prior to the engagement of the independent public accountants, (a) all audit and permissible non-audit services to be provided to the registrant and (b) all permissible non-audit services to be provided by the registrant’s independent public accountants to Kirr, Marbach & Company, LLC (the “Adviser”) or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

The following table indicates the non-audit fees billed by the registrant’s independent public accountants for services to the registrant and to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant for each of the past two fiscal years.  The Audit Committee noted that, as indicated in the table below, no fees were billed by the registrant’s independent public accountants to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant.

Non-Audit Related Fees	FYE 09/30/2016	FYE 09/30/2015
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

The percentage of non-audit services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund for which the pre-approval requirement was waived by the Audit Committee was 0% during the Fund’s last two fiscal years.”

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Kirr, Marbach Partners Funds, Inc.

By (Signature and Title)*  /s/ Mark Foster
   Mr. Mark Foster, President

Date  December 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Mark Foster
   Mr. Mark Foster, President

Date  December 6, 2016

By (Signature and Title)*   /s/ Mickey Kim
   Mr. Mickey Kim, Treasurer

Date  December 6, 2016

* Print the name and title of each signing officer under his or her signature.